UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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EquiTrust Variable Insurance Series Fund
(Name of Registrant as Specified In Its Charter)
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5400 University Avenue West Des Moines, IA 50266-5997 515.225.5400	EquiTrust Variable Insurance Series Fund

January 23, 2008

To Our Variable Product Owners:

A meeting of the shareholders of each portfolio (individually, a “Portfolio” and collectively, the “Portfolios”) of EquiTrust Variable Insurance Series Fund (the “Fund”) will be held on Thursday, February 14, 2008 at 9:00 a.m. CST at 5400 University Avenue, West Des Moines, Iowa. This meeting has been called to consider and vote upon amendments to the Fund’s Declaration of Trust and the election of trustees. THE TRUSTEES HAVE UNANIMOUSLY APPROVED ALL PROPOSALS THAT THE SHAREHOLDERS ARE BEING ASKED TO VOTE UPON. You are cordially invited to attend the meeting of the Fund.

Other than shares sold to Farm Bureau Life Insurance Company to seed the Fund, shares of the Fund are offered only to separate accounts of certain life insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) issued by such life insurance companies. Individual VA contract holders and VLI policyowners are not shareholders of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the “shareholders”), although such companies pass through voting rights to their VA contract holders and VLI policyowners (collectively, “variable product owners”). As a variable product owner of record as of January 4, 2008, you have the right to instruct us as to how we should vote the Fund shares attributable to your VA contract or VLI policy.

To assist you in giving us your instructions, we have enclosed a “Voting Instructions” form. Copies of the Fund’s Notice to Shareholders and Proxy Statement are also included. If you do not return the form, we will vote the shares of each Portfolio attributable to your policy in the same proportion as the shares of that Portfolio for which we have received instructions. YOUR INSTRUCTIONS ARE IMPORTANT. You are urged to complete, date and sign the enclosed “Voting Instructions” form and return it in the enclosed postage-paid envelope as soon as possible. This will help save the expense of a second mailing of these materials to variable product owners. It is our belief that the proposals are in the best interest of shareholders and you are encouraged to vote favorably upon all of them.

Sincerely,

/s/ Craig A. Lang
Craig A. Lang President

EQUITRUST VARIABLE INSURANCE SERIES FUND

5400 University Avenue

West Des Moines, Iowa 50266

Telephone (515) 225-5586

(877) 860-2904

NOTICE OF EQUITRUST VARIABLE INSURANCE SERIES FUND

SPECIAL MEETING OF SHAREHOLDERS

FEBRUARY 14, 2008

To Persons Entitled to Give Voting Instructions in Connection with

EquiTrust Variable Insurance Series Fund

Value Growth Portfolio

High Grade Bond Portfolio

Strategic Yield Portfolio

Managed Portfolio

Money Market Portfolio

Blue Chip Portfolio

January 23, 2008

Notice is hereby given that a Special Meeting of Shareholders of EquiTrust Variable Insurance Series Fund (the “Fund”), including each of the Fund’s six portfolios: Value Growth Portfolio, High Grade Bond Portfolio, Strategic Yield Portfolio, Managed Portfolio, Money Market Portfolio, and Blue Chip Portfolio (individually, a “Portfolio” and collectively, the “Portfolios”), will be held at 5400 University Avenue, West Des Moines, Iowa on Thursday, February 14, 2008, at 9:00 a.m. CST, for the following purposes:

1.	To approve amendments to the Fund’s Declaration of Trust.

2.	To elect seven (7) trustees to serve until their successors shall have been duly appointed or elected.

3.	To transact such other business as may properly come before the Special Meeting.

Shareholders of record of the Fund at the close of business on January 4, 2008 are entitled to notice of and to vote at the Special Meeting.

Separate accounts of insurance companies that invest in the Fund (collectively, “Participating Insurance Companies”) are the only shareholders of the Fund. However, the Participating Insurance Companies have agreed to vote the shares of the Fund at this meeting in accordance with timely instructions received from owners of variable annuity contracts and variable life insurance policies funded through the separate accounts of the Participating Insurance Companies that invest in the Fund.

/s/ Craig A. Lang
Craig A. Lang
President

EQUITRUST VARIABLE INSURANCE SERIES FUND

5400 University Avenue

West Des Moines, Iowa 50266

Telephone (515) 225-5586

(877) 860-2904

PROXY STATEMENT

AND VOTING INSTRUCTIONS

January 23, 2008

GENERAL INFORMATION

This Proxy Statement and Voting Instructions (together the “Proxy Statement”) are furnished in connection with the solicitation by the Board of Trustees of the Fund of voting instructions (“proxies”) to be voted at the Special Meeting of Shareholders of the Fund to be held on February 14, 2008, and at any and all adjournments thereof (the “Special Meeting”). This proxy statement is first being mailed to shareholders of the Fund on or about January 23, 2008. The cost of preparing and printing the enclosed proxy, accompanying notice and Proxy Statement, and all other costs in connection with the solicitation of proxies, other than the cost of mailing, will be paid by the Fund. The cost of mailing the proxy materials will be paid by the insurance companies whose separate accounts invest in the Fund (the “Participating Insurance Companies”). Additional solicitations may be made by letter, telephone or facsimile by officers or employees of EquiTrust Investment Management Services, Inc., the Fund’s Investment Adviser, which is located at 5400 University Avenue, West Des Moines, Iowa 50266 (the “Adviser”). EquiTrust Investment Management Services, Inc. also serves as the Fund’s Administrator and Shareholder Service, Dividend Disbursing and Transfer Agent and provides accounting services to the Fund. EquiTrust Marketing Services, LLC, an affiliate of the Adviser with the same address as the Adviser, serves as the Fund’s Principal Underwriter.

On the matters as to which a choice has been specified by the persons entitled to give instructions (“shareholders”) on the proxy, the shares of each Portfolio will be voted accordingly. If no choice is specified, the shares of each Portfolio will be voted FOR approval of the amendments to the Fund’s Declaration of Trust and FOR the election of the seven nominees for trustee. Shareholders of any Portfolio who give proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

A quorum of shareholders is required to take action at the Fund’s Special Meeting. A majority of the shares of each Portfolio issued and outstanding and entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum with respect to such Portfolio. Votes cast by proxy or in person will be tabulated by the appointed election judges, who will determine whether a quorum is present at the Special Meeting. The appointed election judges will treat abstentions as present for the purpose of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote, abstentions will be treated as follows: on Item 1, abstentions will be considered to be both present at the Special Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Item, and on Item 2, abstentions will have no effect. The details of each proposal to be voted upon by the shareholders of the Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Although the Participating Insurance Companies and their separate accounts are the legal owners of the shares of the Portfolios, certain Portfolio shares are held on behalf of the owners of variable annuity contracts and variable life insurance policies (the “variable products”). Therefore, the Participating Insurance Companies have agreed to solicit instructions from the variable product owners on how to vote the Portfolio shares attributable to those variable product owners. If voting instructions are properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted by the Participating Insurance Companies in accordance with the instructions of variable product owners. If no choice is specified in the voting instruction form for any proposal to be voted upon at the meeting, the timely return of the voting instruction form shall be deemed to be an instruction to the Participating Insurance Companies to vote proxies FOR such proposal. In addition, the Participating Insurance Companies have agreed to vote the shares of each Portfolio they own that are not attributable to the variable products, and the shares of each Portfolio for which instructions have not been received, in the same proportion as they vote shares of each Portfolio for which they have received instructions from variable product owners. As a result, a small percentage of variable product owners may determine the outcome of the vote on a proposal.

Under certain circumstances, the Participating Insurance Companies have the right to disregard the voting instructions of their variable product owners, but management does not believe that there are such circumstances as to the matters currently before the shareholders.

Those variable product owners permitted to give instructions for each Portfolio of the Fund and the number of shares for which instructions may be given will be determined as of January 4, 2008, the record date for the Fund’s Special Meeting.

The number of full and fractional shares for which a variable product owner can give instructions will be calculated separately for each Portfolio and will be determined by dividing a variable product’s net cash value in a Portfolio by the net asset value per share of the Portfolio in which the variable product invests.

As of January 4, 2008, there were issued and outstanding shares of the Portfolios as follows: 4,507,328 of Value Growth; 4,545,646 of High Grade Bond; 5,068,061 of Strategic Yield; 6,047,969 of Managed; 16,532,731 of Money Market; and 2,234,501 of Blue Chip. Those persons who were shareholders of record at the close of business on January 4, 2008 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS UPON REQUEST. WRITE TO THE FUND AT 5400 UNIVERSITY AVENUE, WEST DES MOINES, IOWA 50266, OR CALL 1-877-860-2904 (U.S. TOLL FREE).

1.	APPROVAL OF AMENDMENTS TO THE FUND’S DECLARATION OF TRUST

The Fund is a Massachusetts business trust governed by the laws of the Commonwealth of Massachusetts, its Declaration of Trust, as amended (the “Declaration of Trust”), and Bylaws, as amended (the “Bylaws”). Management of the Fund has proposed and the Fund’s Board of Trustees has approved a variety of amendments to the Fund’s Declaration of Trust which create a new class of shares of the Fund and which seek to modernize the Declaration of Trust. However, in order for the amendments to take effect, the Declaration of Trust requires that shareholders approve such amendments. A summary of the proposed substantive changes to the Declaration of Trust is provided below. Changes to incorporate prior amendments and other non-material changes would also be made. This summary is qualified in its entirety by the copy of the proposed Amended and Restated Declaration of Trust which is attached to this Proxy Statement as Appendix A.

An affirmative vote of the holders of a majority of the outstanding shares of each Portfolio is required for the approval of the amendments to the Fund’s Declaration of Trust. As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), a vote of the holders of a majority of the outstanding shares of a Portfolio means the vote of (i) 67% or more of the voting shares of the Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding voting shares of the Portfolio, whichever is less. If the shareholders of each Portfolio do not approve the amendments to the Declaration of Trust, the Fund will continue to operate under the current Declaration of Trust and the Board of Trustees will determine what action is best for the shareholders of the Fund.

Classes of Shares

Management of the Fund has proposed and the Board of Trustees has approved the creation of a new class of shares, Service Class shares, of the Fund. As a result, all current shares of the Fund, including your shares, would be designated as Initial Class shares and would no longer be offered to the public. However, you would still continue as a holder of Initial Class shares of the Fund and the expenses you pay as a shareholder are not expected to change. In addition, you may continue your reinvestment program of dividends and capital gains distributions into Initial Class shares, you may exchange your Initial Class shares for Initial Class shares of the other Portfolios and you may make new or additional investments into Initial Class shares in connection with your current variable product.

The two classes of shares of each Portfolio will represent interests in the same Portfolio and will be subject to the same investment management fee; however, the classes of shares will differ with respect to distribution and shareholder service fees and other expenses. Unlike the Initial Class shares, Service Class shares will have a 0.25% distribution and shareholder service fee. In connection with the upcoming discontinuance of the variable product offerings by the Participating Insurance Companies and the introduction of new variable product offerings by the Participating Insurance Companies, the Fund was approached to create a new class of shares with a 12b-1 fee to be offered in the new variable products. As a result, management proposed and the Board of Trustees approved the creation of the Service Class shares with the expectation that the Service Class shares may increase the assets of the Fund.

The Declaration of Trust does not provide for classes of shares and does not give the trustees the authority to designate and establish classes of shares. The Declaration of Trust currently reads as follows:

Shares of Beneficial Interest. There may be one or more series of Shares of the Trust as the Trustees may from time to time determine. The beneficial interest of each series shall at all times be divided into an unlimited number of transferable Shares, without par value, each of which shall represent an equal proportionate interest in the series with each other Share of the series outstanding, none having priority or preference over another. The Trustees may from time to time divide or combine the Shares of any series into a greater or lesser number without thereby changing the proportionate beneficial interest in the series. Subject to the provisions of Section 5 of this Article III, each share shall have voting rights as provided in Article VIII hereof, and holders of Shares shall be entitled to receive dividends when and as declared with respect thereto in the manner provided in Article X, Section 1. All dividends and distributions shall be made ratably among all Shareholders of a particular series from the assets belonging to such series, according to the number of Shares of such series held of record by such Shareholders. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiples thereof.

Establishment and Designation of Series. Without limiting the authority of the Trustees set forth in Section 6, inter alia, to establish and designate any further series or to modify the rights and preferences of any series, the Money Market Portfolio, Value Growth Portfolio, Strategic Yield Portfolio, High Grade Bond Portfolio, Managed Portfolio and Blue Chip Portfolio shall be, and each is, hereby established and designated. Shares of a series shall be preferred over shares of all other series in respect of the assets of that series.

The Board of Trustees has approved amendments to the Declaration of Trust which both: (1) establish and designate the Initial Class and Service Class of each Portfolio, and (2) authorize the Trustees to create additional classes of shares with such rights and preferences and such eligibility requirements for investment therein as the trustees shall determine and reclassify any or all outstanding shares as shares of a particular class or classes in accordance with such eligibility requirements. The amendments to the Declaration of Trust read as follows:

Shares of Beneficial Interest. There may be one or more series of Shares of the Trust as the Trustees may from time to time determine. The Trustees may divide shares of any series into two or more classes. The beneficial interest of each series and classes thereof shall at all times be divided into an unlimited number of transferable Shares, without par value, each of which shall represent an equal proportionate interest in the series or class thereof with each other Share of the series or class outstanding. The Trustees may from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. Each share shall have voting rights as provided in Article VIII hereof, and Shareholders shall be entitled to receive dividends when and as declared with respect thereto in the manner provided in Article X, Section 1. All dividends and distributions shall be made ratably among all Shareholders of a particular series or class thereof from the assets belonging to such series or class thereof, according to the number of Shares of such series or class thereof held of record by such Shareholders. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiples thereof.

Establishment and Designation of Series and Classes. Without limiting the authority of the Trustees set forth in Section 6, inter alia, to establish and designate any further series or classes thereof or to modify the rights and preferences of any series or classes thereof, the Money Market Portfolio, Value Growth Portfolio, Strategic Yield Portfolio, High Grade Bond Portfolio, Managed Portfolio and Blue Chip Portfolio shall be, and each is, hereby established and designated, and the Initial Class and Service Class of each series shall be, and each is, hereby established and designated. Shares of a series shall be preferred over shares of all other series in respect of the assets of that series.

The Board of Trustees has determined that the amendments are consistent with the fair and equitable treatment of all shareholders. In addition, as described above, the amendments are not expected to have any effect on current shareholders of the Fund. Other proposed amendments would refer to classes of shares throughout the Declaration of Trust, as applicable. For instance, proposed amendments provide for net asset value to be calculated at the class level for each Portfolio and permit shareholders or the trustees to terminate any class of a Portfolio.

Shareholder Voting

The Declaration of Trust currently provides that, on any matter submitted to a Fund-wide vote of shareholders (such as the two items in this Proxy Statement), shareholders of each Portfolio must vote separately, unless otherwise required by the 1940 Act or other applicable law. The Declaration of Trust currently reads as follows:

Voting. Notwithstanding any of the other provisions of this Declaration of Trust, including, without limitation, Section 1 of Article VIII, the Shareholders of any particular series shall not be entitled to vote on any matters as to which such series is not affected. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted by individual series, unless otherwise required by the 1940 Act or other applicable law.

A proposed amendment to the Declaration of Trust provides that, on any matter submitted to a Fund-wide vote of shareholders, shareholders of all Portfolios vote together, unless otherwise required by the 1940 Act or other applicable law. Provisions requiring shareholders to vote separately by Portfolio (or class) on matters affecting a particular Portfolio (or class) will remain intact. The amendment to the Declaration of Trust reads as follows:

Voting. Notwithstanding any of the other provisions of this Declaration of Trust, including, without limitation, Section 1 of Article VIII, the Shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted together as a single class; provided however, that (i) as to any matter with respect to which a separate vote of one or more series or class thereof is otherwise required by the 1940 Act or other applicable law, such requirements as to a separate vote by such series or class thereof shall apply, and (ii) as to any matter which affects only the interests of one or more particular series or classes thereof, only the shareholders of the affected series or classes shall be entitled to vote and each such series or class shall vote as a separate series or class.

In addition, as a result of this amendment, the following provision of the Declaration of Trust was removed: If any question on which the Shareholders are entitled to vote would adversely affect the rights of any series of Shares, the vote of a majority (or such larger vote as is required as aforesaid) of the Shares of such series which are entitled to vote, voting separately, shall also be required to decide such question.

This amendment is not expected to have an adverse effect on shareholders of the Fund, though it may save the Fund expenses associated with tabulating votes in connection with a shareholder meeting.

Trustees

The Declaration of Trust currently provides that “[w]ithin three (3) months of such appointment [filling a vacancy on the Board], the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded in the records of the Fund [Trust]”. The proposed Declaration of Trust would not include this provision as the Fund is not required to provide such notice under the 1940 Act. Shareholders are provided information regarding the trustees of the Fund on an annual basis in the Fund’s annual report. This provision is not expected to have an adverse effect on shareholders, though it may save the Fund unnecessary expenses associated with mailing of such notices.

The Declaration of Trust currently provides that a trustee may by power of attorney delegate his power to another trustee or trustees for up to six months. Specifically, the Declaration of Trust currently reads as follows:

Temporary Absence. Any trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two (2) Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

The proposed Declaration of Trust would not include this provision. This amendment is not expected to have an effect on shareholders of the Fund and is considered to be an improvement over a provision that was not consistent with accepted governance practices.

The Declaration of Trust currently provides that a vacancy on the Board must be filled within six months. Specifically, the Declaration of Trust currently reads as follows:

Whenever a vacancy in the Board of Trustees shall occur and such vacancy remains unfilled, or while any Trustee is absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy, absence or incapacity shall be conclusive; provided, however, that no vacancy shall remain unfilled for a period longer than six (6) calendar months.

The proposed Declaration of Trust would not include this provision as in certain circumstances the Board may wish to continue with a seat unfilled. This amendment is not expected to have any effect on shareholders.

The Declaration of Trust currently provides that “[t]he Trustees shall act by majority vote at a meeting duly called, or by unanimous written consent without a meeting, or by telephone consent provided a quorum of Trustees participate in any such telephone meeting, unless the 1940 Act requires that a particular action be taken only at a meeting of Trustees.” The proposed Declaration of Trust would revise this provision as follows to make it clear that a telephone meeting qualifies as a meeting: The Board of Trustees shall act by majority vote at a meeting duly called, or by unanimous written consent, subject to the requirements of the 1940 Act. This amendment is not expected to have any effect on shareholders.

Amendments to the Investment Advisory Agreement

The Declaration of Trust currently provides that “no amendment to any [investment advisory or management] contract. . . shall be effective unless approved by a Majority Shareholder Vote.” Since, in certain circumstances (such as the lowering of a Portfolio’s advisory fee), an advisory agreement may be amended under the 1940 Act without shareholder approval consistent with Securities and Exchange Commission interpretation, the proposed Declaration of Trust would not include this provision. This amendment may have a positive effect on shareholders in that it would save the Fund expenses associated with holding a shareholders meeting for the purpose of voting on an amendment that may be made without obtaining shareholder approval.

Amendments to the Declaration of Trust

Except in certain circumstances relating to the creation and designation of portfolios and the liquidation of a Portfolio or the Trust, under the current Declaration of Trust, the Board of Trustees may not amend the Declaration of Trust without shareholder approval. The Declaration of Trust currently reads as follows:

Amendments. If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof. Copies of the Supplemental Declaration of Trust shall be filed as specified in Section 5 of this Article XII.

Proposed amendments to the Declaration of Trust would permit the trustees to amend the Declaration of Trust without shareholder approval so long as the amendment is not in contravention of applicable law, including the 1940 Act. In addition, under the proposed amendments to the Declaration of Trust, the trustees would not be permitted to make any amendment which changes any rights with respect to any shares of the Fund by reducing the amount payable thereon upon liquidation of the Fund, by repealing the limitations on personal liability of any shareholder or trustee, or by diminishing or eliminating any voting rights, without obtaining shareholder approval.

The amendment to the Declaration of Trust reads as follows:

Amendments. Subject to applicable law or except as set forth in this Declaration of Trust to the contrary, the Trustees may amend or otherwise supplement this instrument, by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof, so long as such amendment is not in contravention with applicable law, including the 1940 Act. Copies of the Supplemental Declaration of Trust shall be filed as specified in Section 5 of this Article XII.

No amendments to this Declaration of Trust may be made which change any rights with respect to any Shares of the Trust by reducing the amount payable upon liquidation of the Trust, by repealing the limitations on personal liability of any Shareholder or Trustee, or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Shareholders Vote.

Although this amendment would permit the Board to make additional amendments to the Declaration of Trust without shareholder approval, it is not expected to have an adverse effect on shareholders. As noted above, certain amendments changing shareholders’ rights would still require shareholder approval.

The Fund’s Board of Trustees unanimously recommends that shareholders of each Portfolio vote for the approval of the amendments to the Declaration of Trust.

2.	ELECTION OF TRUSTEES

At the Special Meeting, seven (7) trustees are to be elected to serve until their successors shall have been duly appointed or elected. The table below shows the nominees for election to the Board, all of whom currently serve as trustees of the Fund. The nominees for election to the Board of the Fund are also directors of EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. (the three funds are collectively referred to as the “EquiTrust Fund Complex”).

All of the nominees, except Messrs. Noyce and Wallace, were last elected by shareholders to the Fund’s Board on May 21, 2003. Mr. Wallace, an independent trustee, was appointed to the Board on May 20, 2004. Mr. Wallace was recommended by management. The Nominating Committee of the Board of Trustees, which consists of the Fund’s independent trustees, nominated Mr. Wallace at the Fund Board meeting held on that date. The entire Board of Trustees reviewed and approved Mr. Wallace’s appointment on that date. Prior to the nomination being made, the Board of Trustees met personally with Mr. Wallace and additionally reviewed his background and qualifications to serve on the Board. Mr. Noyce, an interested trustee, was appointed to the Board on November 15, 2007. Mr. Noyce was recommended by the other trustees and management. The Nominating Committee reviewed and approved Mr. Noyce’s appointment on that date. The members of the Nominating Committee based their approval on, among other things, their experience with Mr. Noyce as an officer of the Fund for over 10 years or during their service as a Board Member, as applicable. The affirmative vote of a plurality of the shares of each Portfolio is required to elect the trustees.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each nominee has agreed to serve as a trustee of the Fund if elected; however, should any nominee become unwilling or unable to accept election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund’s Board of Trustees.

The following lists each nominee for trustee and their ages and principal occupations for the past five years, affiliations, if any, with the Adviser and other significant affiliations. The two trustees listed with an asterisk, Messrs. Lang and Noyce, are “interested persons” of the Fund as defined in the Investment Company Act by virtue of their positions with the Adviser or an affiliate thereof.

NOMINEES FOR TRUSTEE

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee
Interested Trustees/ Nominees(2)

Craig A. Lang (56)*	President and Trustee	Since 2002	Dairy Farmer; Chairman and Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing; Director, Western Agricultural Insurance Company and other affiliates of the foregoing; Director, Farm Bureau Mutual Insurance Company; Chairman, FBL Executive Committee; President, Farm Bureau Life Insurance Company; President and Director, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; Member, Growmark, Inc. Coordinating Committee and American Farm Bureau Federation Board of Directors; past member, Cattlemen’s Beef Board; past Chairman, Grow Iowa Values Fund; past Director, Iowa Department of Economic Development	13	Director, Farm Bureau Bank (San Antonio, Texas); Director, Iowa Telecommunications Services, Inc. (Newton, Iowa); Member, Iowa Board of Regents

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee
James W. Noyce (52)*	Vice President and Trustee	Since 1996 Since 2007	Chief Executive Officer and Class A Director, FBL Financial Group, Inc.; Chief Executive Officer, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer and Director, EquiTrust Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer, Vice President and Director, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; President and Director, FBL Real Estate Ventures, Ltd.	13	Director, American Equity Investment Life Insurance Company, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.
Independent Trustees/Nominees

Erwin H. Johnson (64) 1841 March Avenue Charles City, Iowa 50616-9115	Trustee	Since 1989	Farmer; Owner and Manager, Center View Farms Co.; Farm Financial Planner, Iowa State University Cooperative Extension Service; Seed Sales, Syngenta	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)

Kenneth Kay (64) 51606 590th Street Atlantic, Iowa 50022-8233	Trustee	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)

Steven W. Plate (51) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Trustee	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants	13	None

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee
James D. Wallace (52) 1111 Ashworth Road West Des Moines, Iowa 50265	Trustee	Since 2004	President and CEO, GuideOne Insurance and various subsidiaries	13	GuideOne Insurance and various subsidiaries

Erlin J. Weness (61) 1620 Pinewood Drive Worthington, Minnesota 56187	Trustee	Since 2003	Owner and Operator, Weness Consulting; Extension Educator – Farm Management, University of Minnesota	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota), First Rushmore Bancorporation (Worthington, Minnesota), Pioneer Public Television and Community Wind South, LLP

(1)	Each trustee shall serve as a trustee of the Fund until the next meeting of shareholders called for the purpose of conducting the election of such trustee or a successor to such trustee, and until his successor is elected and qualified, or until such trustee dies, resigns or is removed.
(2)	All interested trustees maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.

The following table lists the current officers of the Fund not disclosed in the previous table and their ages, principal occupations and other affiliations, if any, with regard to the Adviser and related entities.

OFFICERS OF THE FUND

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Dennis M. Marker (56)	Chief Executive Officer	Since 1982	Vice President – Investment Administration, FBL Financial Group, Inc. and other affiliates of the foregoing; President and Director, EquiTrust Investment Management Services, Inc.; Chief Compliance Officer, Vice President – Investment Administration and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer, EquiTrust Mutual Funds; Vice President and Director, FBL Leasing Services, Inc.

James P. Brannen (45)	Chief Financial Officer and Treasurer	Since 2007	Chief Financial Officer and Chief Administrative Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Administrative Officer, Treasurer and Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing; President, Treasurer and Director, FBL Leasing Services, Inc.; Chief Financial Officer and Chief Administrative Officer, Western Computer Services, Inc.; Chief Financial Officer and Treasurer, EquiTrust Mutual Funds

Richard J. Kypta (55)	Senior Vice President and General Counsel	Since 2007	Senior Vice President and General Counsel, FBL Financial Group, Inc. and other affiliates of the foregoing; Senior Vice President, General Counsel and Director, EquiTrust Investment Management Services, Inc.; Senior Vice President and Chief Operating Officer, Aviva USA Corporation; Senior Vice President, General Counsel and Secretary, Aviva USA Corporation

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years
JoAnn Rumelhart (54)	Executive Vice President	Since 2000	Executive Vice President, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Executive Vice President and Director, EquiTrust Investment Management Services, Inc.; Executive Vice President and Manager, EquiTrust Marketing Services, LLC; Executive Vice President, EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc.; Vice President, EquiTrust Life Insurance Company

John M. Paule (51)	Vice President	Since 2000	Executive Vice President, FBL Financial Group, Inc. and other affiliates of the foregoing; Executive Vice President, EquiTrust Life Insurance Company; Chief Marketing Officer and Director, EquiTrust Investment Management Services, Inc.; Chief Marketing Officer and Manager, EquiTrust Marketing Services, LLC

Lou Ann Sandburg (59)	Vice President – Investments and Assistant Treasurer	Since 1999	Vice President – Investments and Assistant Treasurer FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Compliance Officer, Vice President – Investments, Assistant Treasurer and Director, EquiTrust Investment Management Services, Inc.; Vice President, Assistant Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, FBL Financial Services, Inc. and other affiliates of the foregoing; Vice President and Director, FBL Leasing Services, Inc.; Vice President, Secretary and Director, FBL Real Estate Ventures, Ltd.

Kristi Rojohn (45)	Chief Compliance Officer, Investment Compliance Vice President and Secretary	Since 1990	Chief Compliance Officer, Investment Compliance, Vice President and Secretary, EquiTrust Mutual Funds; Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing

Rob Ruisch (41)	Mutual Fund Accounting Director	Since 2005	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Karen Garza (37)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing

Jennifer Morgan (37)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing

Sara Welp (25)	Assistant Secretary	Since 2006	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing

Jodi Winslow (32)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing

(1)	All officers maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.
(2)	Officers are elected annually by the Board of Trustees and their terms continue until they are replaced or resign.

Trustee Compensation

The Fund’s interested trustees and officers serve without any compensation from the Fund. Each trustee who is not affiliated with the Adviser is compensated by the Fund. Each independent trustee receives an annual retainer of $8,000 for serving on the boards of all funds in the EquiTrust Fund Complex, a fee of $1,500 plus expenses for each board meeting of the EquiTrust Fund Complex attended and a fee of $1,000 ($1,250 for committee chairmen) plus expenses for each committee meeting attended. A fee of $250 is paid for each telephonic board or committee meeting attended. (Effective January 1, 2008, in addition to board and committee meeting fees, each independent trustee will receive an annual retainer of $10,000 for serving on the boards of all funds in the EquiTrust Fund Complex.) The table below shows the aggregate compensation paid to each trustee by the Fund for its fiscal year ended December 31, 2007. The last column of the table shows the total compensation received by the independent trustees for the fiscal year ended December 31, 2007 for services as a trustee of the Fund and director of other funds in the EquiTrust Fund Complex.

Name of Independent Trustee	Aggregate Compensation from the Fund	Pension and Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from all Funds in the EquiTrust Fund Complex*
Mr. Johnson	$5,333	$0	$16,000
Mr. Kay	5,333	0	16,000
Mr. Plate	5,333	0	16,000
Mr. Wallace	5,500	0	16,500
Mr. Weness	5,333	0	16,000

*	The EquiTrust Fund Complex consists of three registered investment companies with a total of 13 portfolios.

Trustees and officers of the Fund do not receive any benefits from the Fund upon retirement, nor does the Fund accrue any expenses for pension or retirement benefits.

Committees of Board of Trustees and Meeting Attendance

The Board of Trustees has established an Audit Committee. The Audit Committee of the Fund recommends the selection of an independent registered public accounting firm for the Fund, reviews with such independent registered public accounting firm the planning, scope and results of their audit of the Fund’s financial statements and the fees for services performed, reviews the financial statements of the Fund and receives audit reports. The Audit Committee consists of five members, Messrs. Johnson, Kay, Plate, Wallace and Weness, all of whom are independent trustees of the Fund. The Audit Committee met twice during the Fund’s fiscal year ended December 31, 2007.

The Board of Trustees has also established a Nominating Committee. The Nominating Committee of the Fund selects and nominates individuals for Board membership. The Nominating Committee operates pursuant to its charter, a copy of which is attached as Appendix B to this Proxy Statement. The members of the Nominating Committee believe that Board candidates should exhibit stature commensurate with the responsibility of representing shareholders. Pursuant to the Nominating Committee Charter, Board members, the Adviser and shareholders may submit suggestions for Board candidates to the Nominating Committee which will evaluate candidates for Board membership. Shareholders should send suggestions for Board candidates by U.S. mail or other courier service to the Chairman of the Nominating Committee, care of the Secretary of the Fund. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the following factors: the Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience; candidates should have an academic or business background that could add an additional dimension of expertise to the Board’s representation and duties and should be accomplished professionals in their own fields of endeavor; candidates should have a general knowledge of how the economy functions; candidates should commit to strive for high attendance levels at regular and special meetings and participate in committee activities as needed; and candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates. The Nominating Committee will determine to what extent, if any, the process for evaluating Board candidates should differ based on whether the candidate was recommended by a shareholder. The Nominating Committee consists of five members, Messrs. Johnson, Kay, Plate, Wallace and Weness, all of whom are independent trustees of the Fund. The Nominating Committee held one meeting during the fiscal year ended December 31, 2007. Shareholders may submit recommendations for nominees to the Board of Trustees to the attention of the Chairman of the Nominating Committee.

The Fund’s Board of Trustees held four meetings during the fiscal year ended December 31, 2007. During the last fiscal year, each trustee attended 75% or more of the Fund’s Board meetings, and the committee meetings if a member thereof.

Trustee Ownership of Fund Shares

The following table sets forth the dollar range of securities owned by each nominee for trustee and the aggregate dollar range of securities for all Funds in the EquiTrust Fund Complex owned by each nominee for trustee as of December 31, 2007.

Name of Nominee	Dollar Range of Securities in the Portfolios of the Fund		Aggregate Dollar Range of Equity Securities in all Funds Overseen by Nominee in the EquiTrust Fund Complex*
Interested Nominees:
Craig A. Lang	Managed	$10,001-$50,000	$10,001-$50,000
	Value Growth	$1-$10,000
	Blue Chip	$1-$10,000
James W. Noyce	High Grade	$1-$10,000	Over $100,000
	Strategic Yield	$1-$10,000
	Managed	$10,001-$50,000
	Value Growth	$10,001-$50,000
	Blue Chip	$10,001-$50,000

Independent Nominees:
Erwin H. Johnson		None	Over $100,000
Kenneth Kay		None	$1-$10,000
Steven W. Plate		None	$10,001-$50,000
James D. Wallace		None	$1-$10,000
Erlin J. Weness		None	$10,001-$50,000

*	The EquiTrust Fund Complex consists of three registered investment companies with a total of 13 portfolios.

The following table sets forth the number of shares of each Portfolio owned by each nominee for trustee and the nominees for trustee and officers of the Fund as a group as of December 31, 2007.

Name of Nominee	Value Growth Portfolio	High Grade Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
Interested Nominees:
Craig A. Lang	365	0	0	632	0	151
James W. Noyce	1,697	444	528	923	0	292
Independent Nominees:
Edwin H. Johnson	0	0	0	0	0	0
Kenneth Kay	0	0	0	0	0	0
Steven W. Platt	0	0	0	0	0	0
James D. Wallace	0	0	0	0	0	0
Erlin J. Weness	0	0	0	0	0	0
All Nominees and Officers as a Group	3,373	4,771	586	1,618	2,359	499

As of December 31, 2007, the officers and nominees, as a group, owned less than 1% of each Portfolio’s outstanding shares.

Shareholder Communications

The Fund’s Board of Trustees provides a process for shareholders to communicate with the Board as a whole and/or each of the trustees individually. Shareholders should forward such correspondence by U.S. mail or other courier service to the Secretary of the Fund. Correspondence addressed to the Board will be forwarded to the Chairman of the Nominating Committee, and correspondence addressed to a particular trustee will be forwarded to that trustee.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) serves as the Fund’s independent registered public accounting firm. E&Y performs an annual audit of the financial statements of the Fund. Representative(s) of E&Y are expected to be present at the meeting to respond to shareholder questions and will have the opportunity to make a statement if desired.

Audit Fees. For the Fund’s fiscal years ended December 31, 2006 and December 31, 2007, the aggregate fees billed by E&Y for the audit of the Fund’s financial statements were $56,200 and $59,000, respectively.

Audit-Related Fees. There were no audit-related fees billed to the Fund for the fiscal years ended December 31, 2006 and December 31, 2007.

Tax Fees. There were no tax fees billed to the Fund for the fiscal years ended December 31, 2006 and December 31, 2007.

All Other Fees. For the Fund’s fiscal years ended December 31, 2006 and December 31, 2007, the aggregate fees billed by E&Y included fees related to the audits of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc., as well as fees for services performed by E&Y for EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC, affiliates of the Fund that provide support for the operations of the Fund. The amounts of these fees are as follows:

Fiscal Year Ended:	December 31, 2006	December 31, 2007
Fees related to audits of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc. and for research and consultation on miscellaneous accounting matters	$79,800	$79,600

Services performed for EquiTrust Marketing Services, LLC and EquiTrust Investment Management Services, Inc. related to the audits of these entities and for research and consultation on miscellaneous accounting matters	$43,200	$40,800

Pre-Approval Policies and Procedures. The Fund’s Audit Committee adopted the following pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee shall:

•

Pre-approve any engagement of the independent registered public accounting firm to provide any services to the Fund, including the fees and other compensation to be paid to the independent registered public accounting firm. Notwithstanding the above, the independent registered public accounting firm shall not perform any of the following non-audit services for the Fund (“prohibited non-audit services”):

(a)	bookkeeping or other services related to the accounting records or financial statements of the Fund;

(b)	financial information systems design and implementation;

(c)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(d)	actuarial services;

(e)	internal audit outsourcing services;

(f)	management functions or human resources;

(g)	broker or dealer, investment adviser, or investment banking services;

(h)	legal services and expert services unrelated to the audit; and

(i)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

•

Pre-approve any engagement of the independent registered public accounting firm, including the fees and other compensation to be paid to the independent registered public accounting firm, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

The Chairman of the Audit Committee (or in his absence, any member of the Audit Committee) may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5000. Each member of the Audit Committee shall be notified in writing of the pre-approval promptly following the granting of such approval. In addition, all such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Pre-approval of non-audit services for the Fund as described above is not required, if:

(a)	the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) as described above is not required, if:

(a)	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

Aggregate Non-Audit Fees. There were no non-audit fees billed for the fiscal years ended December 31, 2006 and December 31, 2007.

The Audit Committee of the Board of Trustees of the Fund has reviewed the statement of independence provided by E&Y, the Fund’s independent registered public accounting firm, considered whether the provision of non-audit services by the firm to the Adviser and any entity controlling, controlled by, or under common control with the Adviser is compatible with such firm’s independence with respect to the Fund, and concluded that the non-audit services provided by E&Y do not compromise that firm’s independence with regard to the Fund.

The Fund’s Board of Trustees unanimously recommends that shareholders vote for the election of each nominee for trustee.

ADDITIONAL INFORMATION ABOUT THE MEETING

Shareholder Proposals

Since the Fund does not hold regular meetings of its shareholders, the date of the next special shareholder meeting cannot be anticipated. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if it is called, should submit such proposal to the Fund. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting.

Ownership of Fund Shares

As of January 4, 2008, Farm Bureau Life Insurance Company (“Farm Bureau”), an Iowa corporation and subsidiary of FBL Financial Group, Inc., EquiTrust Life Insurance Company (“EquiTrust Life”), an Iowa corporation and subsidiary of Farm Bureau, all located at 5400 University Avenue, West Des Moines, Iowa 50266-5997, through their separate accounts own substantially all of each Portfolio’s outstanding shares, other than the shares purchased for investment by Farm Bureau through its general account to get the Portfolios started and any additional shares acquired by Farm Bureau through reinvestment of dividends on those shares. As a group, these entities owned the following percentages of each Portfolio: 97.6% of the Value Growth Portfolio; 88.1% of the High Grade Bond Portfolio; 84.6% of the Strategic Yield Portfolio; 93.8% of the Managed Portfolio; 84.9% of the Money Market Portfolio; and 96.0% of the Blue Chip Portfolio. As of January 4, 2008, Modern Woodmen of America owned the following percentages of the following Portfolios: 7.4% of the High Grade Portfolio; 13.4% of the Strategic Yield Portfolio; 5.8% of the Managed Portfolio; and 12.8% of the Money Market Portfolio.

As of January 4, 2008, Farm Bureau owned approximately 7.6% of the outstanding shares of the Money Market Portfolio through its general account. Such shares were acquired for investment and can only be disposed of by redemption or transfer to an affiliate.

To the knowledge of the Fund, no single variable product owner has more than 5% ownership in any Portfolio of the Fund.

Householding

In order to reduce expenses and the amount of mail that you receive, we have initiated “householding” of our fund reports (annual and semi-annual reports, disclosure documents, prospectuses, proxies, etc.). This means that rather than send one report to each accountholder in your household, we will deliver a single report or document to your household. If you do not wish the mailing of these documents to be combined with those for other members of your household, please call our toll free number, 1-877-860-2904, Monday through Friday between 8:00 a.m. and 4:30 p.m.

We will begin sending individual documents to you within 30 days after receiving notice from you.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Fund’s Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the person acting under the proxies.

Failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Abstentions will have no effect on the matter of adjournment.

If you cannot be present in person, you are requested to complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

Sincerely,

/s/ Craig A. Lang
Craig A. Lang President

APPENDIX A

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

EQUITRUST VARIABLE INSURANCE SERIES FUND

FEBRUARY 14, 2008

WHEREAS, the Trust was established as an unincorporated voluntary association commonly known as a business trust, as described in the provisions of Chapter 182 of the General Laws of Massachusetts, pursuant to a Declaration of Trust dated December 3, 1986, for the principal purpose of the investment and reinvestment of funds contributed thereto;

WHEREAS, the Trust is a registered open-end investment company under the Investment Company Act of 1940; and

WHEREAS, all money and property contributed to the trust fund hereunder is held in trust and managed under this Declaration of Trust as herein set forth.

NOW, THEREFORE, the Declaration of Trust is amended and restated to read in its entirety as follows:

ARTICLE I

NAME AND DEFINITIONS

Section 1. Name. This Trust shall be known as EquiTrust Variable Insurance Series Fund (the “Trust”).

Section 2. Definitions. Wherever used herein, unless required by the context or specifically provided:

(a) The terms “Affiliated Person”, “Assignment”, “Commission”, “Interested Person”, “Majority Shareholder Vote” (the 67% or 50% requirement of the third sentence of Section 3(a)(42) of the 1940 Act, whichever may be applicable) and “Principal Underwriter” shall have the meanings given them in the 1940 Act, as amended from time to time;

(b) “Net Asset Value” means the net asset value of a class or series of the Trust determined in the manner provided in Article X, Section 3;

(c) “Shareholder” means a record owner of Shares of the Trust;

(d) The “Trustees” refers to the individual Trustees in their capacity as Trustees hereunder of the Trust and their respective successor or successors for the time being in office as such Trustees;

(e) “Shares” includes each series and class of Shares which may be issued by the Trust and means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time and includes a fraction of Shares as well as whole Shares;

(f) “Securities” shall mean any stock, shares, voting trust certificates, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise or, in general, any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for, guarantees of, or any right to subscribe to, purchase or acquire any of the foregoing; and

(g) The “1940 Act” refers to the Investment Company Act of 1940, as amended from time to time.

(h) “Bylaws” means the Bylaws of the Trust, if any.

ARTICLE II

PURPOSE OF TRUST

The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III

BENEFICIAL INTEREST

Section 1. Shares of Beneficial Interest. There may be one or more series of Shares of the Trust as the Trustees may from time to time determine. The Trustees may divide shares of any series into two or more classes. The beneficial interest of each series and classes thereof shall at all times be divided into an unlimited number of transferable Shares, without par value, each of which shall represent an equal proportionate interest in the series or class thereof with each other Share of the series or class outstanding. The Trustees may from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. Each share shall have voting rights as provided in Article VIII hereof, and Shareholders shall be entitled to receive dividends when and as declared with respect thereto in the manner provided in Article X, Section 1. All dividends and distributions shall be made ratably among all Shareholders of a particular series or class thereof from the assets belonging to such series or class thereof, according to the number of Shares of such series or class thereof held of record by such Shareholders. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or multiples thereof.

Section 2. Ownership of Shares. The ownership of Shares shall be recorded in the books of the Trust. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust shall be conclusive as to who are the Shareholders and as to the number of Shares held from time to time by each.

Section 3. Investment in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. Such investments may be in the form of cash or securities in which the Trust is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution for capital, the number of Shares to represent the initial contribution may in the Trustees’ discretion be considered as outstanding and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to the Shareholder’s account in the form of full and fractional shares of the Trust at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion, impose a sales charge upon investments in the Trust to the extent permitted by applicable law.

Section 4. Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

Section 5. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

Section 6. Power of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Trustees to amend the Declaration of Trust as provided elsewhere herein, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust for the purpose of (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing series or classes thereof in addition to those established in Section 7 of this Article III; provided that before adopting any such amendment without Shareholder approval the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders. The establishment and designation of any series or class of Shares in addition to those series or classes thereof established and designated pursuant to Section 7 of this Article III shall be effective upon the execution by a majority of the then Trustees of an amendment to this Declaration of Trust, taking the form of complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of such series or classes thereof, or as otherwise provided in such instrument.

Without limiting the generality of the foregoing, the Trustees may, for the above-stated purposes, amend the Declaration of Trust to:

(a) create one or more series or classes of Shares (in addition to any series already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding Shares as shares of particular series or classes thereof in accordance with such eligibility requirements;

(b) amend any of the provisions set forth in paragraphs (a) through (i) of Section 7 of this Article III;

(c) combine one or more series of Shares into a single series on such terms and conditions as the Trustees shall determine;

(d) change or eliminate any eligibility requirements for investment in Shares of any series or class thereof, including without limitation the power to provide for the issue of Shares of any series or class thereof in connection with any merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

(e) change the designation of any series or class of Shares;

(f) change the method of allocating dividends among the various series or classes of Shares;

(g) allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more series or classes of Shares;

(h) specifically allocate assets to any or all series or classes of Shares or create one or more additional series or classes of Shares which are preferred over all other series or classes of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any such special voting or other rights with respect to such series or classes.

Section 7. Establishment and Designation of Series and Classes. Without limiting the authority of the Trustees set forth in Section 6, inter alia, to establish and designate any further series or classes thereof or to modify the rights and preferences of any series or classes thereof, the Money Market Portfolio, Value Growth Portfolio, Strategic Yield Portfolio, High Grade Bond Portfolio, Managed Portfolio and Blue Chip Portfolio shall be, and each is, hereby established and designated, and the Initial Class and Service Class of each series shall be, and each is, hereby established and designated. Shares of a series shall be preferred over shares of all other series in respect of the assets of that series.

Shares of each series and class established in this Section 7 shall have the following relative rights and preferences:

(a) Assets Belonging to Series. All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets belonging to” that series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular series shall belong to that series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes.

(b) Liabilities Belonging to Series. The assets belonging to each particular series shall be charged solely with the liabilities of the Trust in respect to that series, expenses, costs, charges and reserves attributable to that series, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular series but which are allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in a manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a series are herein referred to as “liabilities belonging to” that series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes.

(c) Dividends, Distributions, Redemptions, and Repurchases. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article X, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any series or class thereof) with respect to, nor any redemption or repurchase of, the Shares of any series shall be effected by the Trust other than from the assets belonging to such series, nor shall any Shareholder of any particular series otherwise have any right or claim against the assets belonging to any other series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other series.

(d) Voting. Notwithstanding any of the other provisions of this Declaration of Trust, including, without limitation, Section 1 of Article VIII, the Shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted together as a single class; provided however, that (i) as to any matter with respect to which a separate vote of one or more series or class thereof is otherwise required by the 1940 Act or other applicable law, such requirements as to a separate vote by such series or class thereof shall apply, and (ii) as to any matter which affects only the interests of one or more particular series or classes thereof, only the shareholders of the affected series or classes shall be entitled to vote and each such series or class shall vote as a separate series or class.

(e) Equality. All the Shares of each particular series shall represent an equal proportionate interest in the assets belonging to that series or in the case of a class, belonging to such series and allocable to such class (subject to the liabilities belonging to that series), and each Share of any particular series shall be equal to each other Share of that series or in the case of a class, belonging to such series and allocable to such class.

(f) Fractions. Any fractional Share of a series or class shall carry proportionately all the rights and obligations of a whole share of that series or class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(g) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any series or class thereof shall have the right to exchange said Shares for Shares of one or more other series of Shares or classes of such series in accordance with such requirements and procedures as may be established by the Trustees.

(h) Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any series or in the case of a class, belonging to such series and allocable to such class unless otherwise required by applicable law, to combine the assets and liabilities belonging to any two or more series or classes into assets and liabilities belonging to a single series or class.

(i) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular series or class previously established and designated, the Trustees may amend this Declaration of Trust to abolish that series or class and to rescind the establishment and designation thereof, such amendment to be effected in the manner provided in Section 6 of this Article III.

ARTICLE IV

TRUSTEES

Section 1. Management of the Trust. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

Section 2. Term of Office. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except that (a) any Trustee may resign by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of this retirement; and (d) a Trustee may be removed at any Special Meeting of the Trust by a vote of two-thirds of the outstanding Shares of the Trust.

Section 3. Vacancies. In case of the declination, death, resignation, retirement, removal or inability of any Trustee, or in case a vacancy shall, by reason of an increase in the number of Trustees, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit. Such appointment shall be evidenced by a written-instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office as aforesaid in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16(a) of the 1940 Act.

Section 4. Number of Trustees. The number of Trustees, not less than three (3) nor more than fifteen (15), serving hereunder at any time shall be determined by the Trustees themselves.

Section 5. Effect of Vacancy. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Trust.

Section 6. Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

ARTICLE V

POWERS OF THE TRUSTEES

Section 1. Powers. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or the Bylaws, the Trustees shall have power and authority to do any act they are permitted by law to do, including, but not limited to:

(a) To buy, and invest funds in their hands in, securities including, but not limited to, common stock, preferred stock, bonds, debentures, warrants and rights to purchase or sell securities, certificates of beneficial interest, notes or other evidences of indebtedness issued by corporations, trusts or associations, domestic or foreign, or issued and guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, or obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by any political subdivision, agency or instrumentality of any foreign country, in “when-issued” contracts for any such securities, or purchase and simultaneously resell for later delivery any obligation, or retain such proceeds in cash, and from time to time change the investments of its funds.

(b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal such Bylaws to the extent that they do not reserve that right to the Shareholders.

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

(d) To employ a bank or trust company as custodian of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws.

(e) To retain a transfer agent and shareholder servicing agent, or both.

(f) To provide for the distribution of Shares of the Trust either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both.

(g) To set record dates in the manner hereinafter provided for.

(h) To delegate such authority as they consider desirable to any committee of Trustees, officers of the Trust and to any agent, custodian or underwriter.

(i) To sell, lend, pledge, mortgage, hypothecate, lease, write options on or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4(b) hereof.

(j) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

(k) To exercise all powers and rights, including rights of subscription, which in any manner arise out of ownership of securities.

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of trust companies or investment companies.

(m) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

(n) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes.

(o) To make distributions to Shareholders in the manner hereinafter provided for.

(p) To borrow funds or property, to the extent permitted by applicable law.

(q) To establish, from time to time, a minimum total investment for Shareholders, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

(r) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(s) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof.

(t) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability;

(u) To pay pensions as deemed appropriate by the Trustees and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

Section 2. Trustees and Officers as Shareholders. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares of the Trust to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares of the Trust to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws.

Section 3. Action by the Trustees. The Trustees shall act by majority vote at a meeting duly called, or by unanimous written consent without a meeting, subject to the requirements of the 1940 Act. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two (2) other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone or telegram sent to his home or business address at least twenty-four (24) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (72) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust.

Section 4. Chairman. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may also be any officer of the Trust.

ARTICLE VI

EXPENSES OF THE TRUST

Section 1. Trustee Reimbursement. The Trustees shall be reimbursed from the Trust estate for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust or its investment adviser or principal underwriter; interest expense; taxes; fees and commissions of every kind; expenses of pricing Trust portfolio securities; expenses of issue, repurchase, redemption and distribution of Shares, including expenses attributable to a program of periodic repurchases or redemptions; expenses of registering and qualifying the Trust and its Shares under Federal and State laws and regulations; charges of custodians, transfer agents and registrars; expenses of preparing and setting up in type prospectuses; expenses of printing and distributing prospectuses sent to existing Shareholders; auditing and legal expenses; reports to Shareholders; expenses or meetings of Shareholders and proxy solicitations therefor; insurance expense; association membership dues; and such nonrecurring items as may arise, including litigation to which the Trust is a party and for all losses and liabilities by them incurred in administering the Trust. Reimbursement for expenses directly attributable to a series or class shall be made from such series or class. The Trustees shall have a lien on the Trust estate prior to any rights or interests of the Shareholders thereto for the payment of such expenses, disbursements, losses and liabilities. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT

Section 1. Investment Adviser. Subject to a Majority Shareholder Vote of all affected series, the Trustees in their discretion from time to time may enter into an investment advisory or management contract whereby the other party to such contract shall undertake to furnish the Trustees such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities of the Trust on behalf of the Trustees or may authorize any officer, agent or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

Section 2. Principal Underwriter. The Trustees may in their discretion from time to time enter into a contract providing for the sale of the Shares of the Trust, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article VII, or of the Bylaws; and such contract may also provide for the repurchase or sale of Shares of the Trust by such other party as principal or as agent of the Trust.

Section 3. Transfer Agent. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party shall undertake to furnish the Trustees transfer agency and shareholder services including clerical and accounting services. The contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, and may provide for the computation of Net Asset Value in accordance herewith. Such services may be provided by one or more entities.

Section 4. Parties to Contract. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, notwithstanding the fact that one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom. The same person (including a firm, corporation, partnership, trust or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

Section 5. Provisions and Amendments. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendments thereof or other applicable Act of Congress hereafter enacted) with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof.

ARTICLE VIII

SHAREHOLDERS’ VOTING POWERS AND MEETINGS

Section 1. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (v) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; (vi) with respect to the termination of the Trust or any series or class, to the extent and as provided in Article XII, Section 4; and (vii) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws or any registration of the Trust or its Shares with the Commission or any state, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or the Bylaws, to be taken by Shareholders.

Section 2. Meetings. Special meetings of the Shareholders may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (1/10) of the outstanding Shares entitled to vote. Shareholders shall be entitled to at least fifteen (15) days’ notice of any meeting.

Section 3. Quorum and Required Vote. Except when a larger quorum is required by law, by the Bylaws or by this Declaration of Trust, a majority of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or more series or any one or more classes of a series are to vote as a single class separate from the Shares of any other series or class which are to vote on the same matters as a separate class or classes, a majority of the Shares of each such series or class entitled to vote shall constitute a quorum at a Shareholders meeting of that series or class. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any question and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust, the Bylaws or by law.

ARTICLE IX

CUSTODIAN

Section 1. Amendment and Duties. The Trustees shall at all times employ a bank or trust company having capital, surplus and undivided profits of at least two million dollars ($2,000,000) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust;

(a) to hold the securities owned by the Trust and deliver the same upon written order;

(b) to receive and account for any funds due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(c) to disburse such funds upon orders or vouchers. The Trust may also employ such custodian as its agent:

(i) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(ii) to compute, if authorized to do so by the Trustees, Net Asset Value in accordance with the provisions hereof;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank or trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least two million dollars ($2,000,000).

Section 2. Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, as from time to time amended, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

ARTICLE X

DISTRIBUTIONS AND REDEMPTIONS

Section 1. Distributions. (a) The Trustees shall have power, to the fullest extent permitted by the laws of Massachusetts, at any time, or from time to time, to declare and cause to be paid to the Shareholders of each series or class, from the assets of their respective series or class, dividends or distributions in such amounts as the Trustees may determine, which dividends or distributions, at the election of the Trustees, may be payable Shares of such series or class, in cash, or in cash or Shares at the election of each Shareholder.

(b) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute pro rata among the Shareholders of each series or class a “stock dividend”.

(c) The record date for the determination of Shareholders entitled to dividends or distributions declared pursuant to (a) and (b) above shall be fixed by the Trustees as provided in Article XII, Section 3 hereof.

Section 2. Redemptions. In case any Shareholder of record of the Trust desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of the Trust a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Trust purchase his Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Trust to purchase, and the Trust or the principal underwriter of the Trust shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof) next determined after the request is deemed to be received by the Trust. Payment for such Shares shall be made by the Trust or the principal underwriter of the Trust in accordance with the instructions of such Shareholder within seven (7) days after the date upon which the request is received in proper form, unless otherwise delayed as permitted by law or order of the Commission. In connection with such purchases of Shares by the Trust, the Trustees may from time to time determine to charge shareholders a fee in an amount not to exceed two percent (2%) of the Net Asset Value of the Shares so purchased.

Section 3. Determination of Net Asset Value and Valuation of Portfolio Assets. The term “Net Asset Value” of a class or series of the Trust shall mean that amount by which the assets of the class or series, at fair market values, exceed its liabilities, all as determined by or under the direction of the Trustees. Net Asset Value per Share shall be determined for each class or series as frequently as required under the 1940 Act or other applicable law and at such time or times during said day as the Trustees may determine, and the value so determined shall become effective at such time. Such determination shall be made (i) by appraising securities in the portfolio of the series at market value, or in the absence of readily available market quotations, at fair value, both as determined by and pursuant to methods presented or approved by the Trustees and by appraising all other assets at their fair value in the best judgment of the Trustees; (ii) on a per class basis, by deducting any actual and accrued liabilities determined in accordance with good accounting practice; and (iii) by dividing the sum by the number of Shares of each respective class of the series then outstanding; provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission, applicable to the Trust. The Trustees may delegate any of their powers and duties under this Section 3 with respect to appraisal of assets and liabilities.

Section 4. Suspension of the Right of Redemption. The Trustees may declare a suspension of the right of redemption or postpone the date of payment for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the net assets of one or more series, or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment on redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end, except that the suspension shall terminate in any event on the first business day of the Trust on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by said Commission, the determination of the Trustees shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value next existing after the termination of the suspension.

ARTICLE XI

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. Limitation of Liability. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Indemnification. (a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought

(A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

(A) by the court or other body approving the settlement; or

(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either

(i) such Covered Person shall have provided appropriate security for such undertaking;

(ii) the Trust is insured against losses arising out of any such advance payments; or

(iii) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

Section 3. Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

ARTICLE XII

MISCELLANEOUS

Section 1. Trust Not a Partnership. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust’s officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect the Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

Section 2. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and, subject to the provisions of Section l of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

Section 3. Establishment of Record Dates. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends or distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend or distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or distributions, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

Section 4. Termination of Trust, Series or Class. (a) This Trust shall continue without limitation of time but subject to the provisions of subsections (b), (c) and (d) of this Section 4.

(a) The Trustees, with the approval of the Shareholders by Majority Shareholder Vote and in accordance with all applicable law, may cause the Trust to be merged or consolidated with another trust, partnership, association or corporation organized under the laws of any state of the United States, or political subdivision thereof, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust; and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust then outstanding.

(b) The Trust may be terminated at any time a Majority Shareholder Vote of the Shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the Shareholders. Any series may be terminated at any time by a Majority Shareholder Vote of the Shares of that series or by the Trustees by written notice to the Shareholders of that series. Any class of a series may be terminated at any time by a Majority Shareholder Vote of the Shares of that class of the series or by the Trustees by written notice to the Shareholders of that class.

Upon termination of the Trust (or any series or class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each series (or the applicable series, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each series or class (or the applicable series or class, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds belonging to each series or class (or the applicable series or class, as the case may be), to the Shareholders of that series or class, as a series or class, ratably according to the number of Shares of that series or class held by the several Shareholders on the date of termination.

(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in subsections (b) and (c), the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

Section 5. Filing of Copies, References, Headings. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each Supplemental Declaration of Trust shall be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such Supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such Supplemental Declaration of Trust. In this instrument or in any such Supplemental Declaration of Trust, references to this instrument, and all expressions like “herein”, “hereof” and “hereunder,” shall be deemed to refer to this instrument, as amended or affected by any such Supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

Section 6. Applicable Law. The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 7. Amendments. Subject to applicable law or except as set forth in this Declaration of Trust to the contrary, the Trustees may amend or otherwise supplement this instrument, by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof, so long as such amendment is not in contravention with applicable law, including the 1940 Act. Copies of the Supplemental Declaration of Trust shall be filed as specified in Section 5 of this Article XII.

No amendments to this Declaration of Trust may be made which change any rights with respect to any Shares of the Trust by reducing the amount payable upon liquidation of the Trust, by repealing the limitations on personal liability of any Shareholder or Trustee, or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Shareholders Vote.

Section 8. Registered Agent. The Registered Agent of the Trust within the Commonwealth of Massachusetts for service of process, and the principal place of business of the Trust within the Commonwealth of Massachusetts, shall be CT Corporation System, 2 Oliver Street, Boston, Massachusetts 02109 or such address as the Registered Agent shall maintain within the Commonwealth of Massachusetts from time to time.

Section 9. Fiscal Year. The fiscal year of the Trust shall be the calendar year, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument this 14th day of February, 2008.

Erwin H. Johnson
Kenneth Kay
Craig A. Lang
James W. Noyce
Steven W. Plate
James D. Wallace
Erlin J. Weness

STATE OF IOWA, POLK COUNTY, ss:

On this 14th day of February, A.D. 2008, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared Erwin H. Johnson, Kenneth Kay, Craig A. Lang, James W. Noyce, Steven W. Plate, James D. Wallace and Erlin J. Weness, to me known to be the persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

, Notary Public in and for said State

APPENDIX B

EQUITRUST MUTUAL FUNDS

NOMINATING COMMITTEE CHARTER

ADOPTED NOVEMBER 18, 2004

I. PURPOSE

The Nominating Committee is a committee of each of the Boards of the EquiTrust Mutual Funds. Its primary function is to identify and recommend individuals for membership on the Board.

II. COMPOSITION

The Nominating Committee shall be comprised of the independent board members1 as determined by the Board, each of whom shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating Committee.

A board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940. Furthermore, any individual who has been an officer or director of the investment adviser or underwriter of the Fund in the past five years shall not be eligible to serve as an independent director. In addition, any individual whose “close family member”2 is or has been an officer or interested director of the Fund, or officer, director or employee of the investment adviser or the principal underwriter shall not be eligible to serve as an independent director. To avoid any appearances of conflict, independent directors shall not have material business or financial relationships or other material contacts with the investment adviser or the principal underwriter. The final determination of a director’s independence, whether as a matter of general status or with regard to a particular issue, shall be subject to determination by a majority of the other independent directors of the Fund, upon the advice of legal counsel.

The identification and recommendation of individuals for Board membership shall be the responsibility of the Nominating Committee. The selection and nomination of independent directors shall be by vote of a majority of the incumbent independent directors, and the selection and nomination of interested directors shall be by vote of a majority of the directors.

[1]	EquiTrust Variable Insurance Series Fund is organized as a Massachusetts business trust; any references to “directors” or “board members” shall be deemed to mean “trustees.”

[2]

A “close family member” means a person’s spouse, parents, siblings, mother-and father-in-law, brothers- and sisters-in-law, aunts, uncles, cousins and anyone (other than domestic employees) who shares such person’s home.

The Nominating Committee may consider director candidates recommended by other directors, the Fund’s investment adviser and/or principal underwriter and/or shareholders of the Fund. Shareholders may submit suggestions for candidates by following the procedures for communication from shareholders and directing the communication to the Chairman of the Nominating Committee. To receive consideration for a particular vacancy, suggestions for candidates must be submitted by such date as established by the Nominating Committee. With regard to candidates for interested director positions, the Nominating Committee and the Board shall give reasonable consideration to the Fund’s investment adviser’s and/or principal underwriter’s suggestions of candidates.

The Nominating Committee shall determine to what extent, if any, the process for evaluating candidates recommended by shareholders should differ from the process for evaluating candidates suggested by other directors or by the Fund’s investment adviser or principal underwriter.

The members and Chairman of the Nominating Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III. MEETINGS

The Nominating Committee shall meet as frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating Committee upon reasonable notice to the other members of the Nominating Committee.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating Committee shall:

A. Board Nominations and Functions

1. Identify and recommend individuals for director membership on the Board. Recommendations for candidates may be submitted to the Committee by other directors, by shareholders, or by the Fund’s investment adviser or principal underwriter. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

a. The Board collectively should represent a broad cross-section of backgrounds, functional disciplines and experience. It is important that the Board retain a number of directors who have a commitment to the Farm Bureau philosophy. One or more of the independent Directors should have the attributes and qualifying experience of an “audit committee financial expert” as defined under the rules of the Securities and Exchange Commission.

b. Candidates should have an academic or business background that could add an additional dimension of expertise to the Board’s responsibilities and duties. In addition, candidates should be successful professionals in their own fields of endeavor.

c. Candidates should have a general knowledge of how the economy functions.

d. Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

e. Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

f. Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

g. For a Candidate to become a nominee, he or she must,

(i) Have agreed to serve and supplied a resume showing personal and business or professional background.

(ii) Be checked by special legal counsel to the Fund for any legal barriers or disabling conflicts of interest.

(iii) Agree that within three years of becoming a director (or at the adoption of these guidelines), to have a beneficial ownership interest in the EquiTrust Mutual Funds in the aggregate equal to at least the amount of the annual retainer received from the Funds, with investments allocated to at least one investment company portfolio within each of the following investment categories, where such an investment is suitable for the particular director’s personal investment needs: Money Market; Fixed Income; or Equity.

h. No person shall be nominated or re-nominated after the age of 72.

2. Evaluate candidates recommended by shareholders, which shall include verifying information submitted regarding the candidate and, depending on the results of that verification and the extent to which the candidate otherwise satisfies the criteria for board candidates, interviewing the candidate. If the Board is seeking a candidate to fill a specific need, the Committee shall seek to determine whether the candidate possesses the skills and background to fulfill such need. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary to the attention of the Chairman of the Nominating Committee. Suggestions for candidates for specific positions must be received by such date as established by the Nominating Committee.

3. Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4. Oversee the development and implementation by the Fund’s investment manager and legal counsel of a program for the orientation of new Independent Directors and ongoing education for Independent Directors.

B. Committee Nominations and Functions

1. Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2. Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C. Other Powers and Responsibilities

1. Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

2. Perform any other activities consistent with this Charter, the Fund’s Charter, By-Laws and governing law, as the Nominating Committee or the Board deems necessary or appropriate.

3. Maintain minutes of committee meetings, report its significant activities to the Board; and make such recommendations to the Board as the Nominating Committee deems necessary or appropriate.

☐	Mark this box with an X if you have made changes to your name or address details above.

SPECIAL MEETING PROXY CARD—

EQUITRUST VARIABLE INSURANCE SERIES FUND

THE BOARD OF TRUSTEES RECOMMENDS

A VOTE FOR THE FOLLOWING PROPOSALS:

1.	Approval of amendments to the Declaration of Trust	☐ For	☐ Against	☐ Abstain

2.	Election of Trustees	For	Withhold	For All Except
		☐	☐	☐
01.	Craig A. Lang
02.	James W. Noyce
03.	Erwin H. Johnson
04.	Kenneth Kay
05.	Steven W. Plate
06.	James D. Wallace
07.	Erlin J. Weness

To withhold your vote for any individual nominee(s), mark the “For All Except” box and write the number(s) of the applicable nominee(s) on the line provided.

AUTHORIZED SIGNATURES – SIGN HERE – THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign your name(s) exactly as shown above and date this proxy. If shares are held jointly, both joint owners should sign. If signing as attorney, executor, administrator, guardian or in any other capacity, please give your full title as such.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mm/dd/yyyy)
/ /

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PROXY - EQUITRUST VARIABLE INSURANCE SERIES FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

FEBRUARY 14, 2008

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF EQUITRUST VARIABLE INSURANCE SERIES FUND

The undersigned hereby appoint(s) Craig A. Lang, Dennis M. Marker and Richard J. Kypta, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 2008 Special Meeting of Shareholders of EquiTrust Variable Insurance Series Fund, to be held on February 14, 2008, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). All proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted “for” item 1 and “for” the nominees listed in item 2. The proxy will be voted in accordance with the holder’s best judgment as to any other matter.

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